BELL, BOYD & LLOYD LLC                  THREE FIRST NATIONAL PLAZA
                                        70 WEST MADISON STREET, SUITE 3300
                                        CHICAGO, ILLINOIS 60602-4207
                                        312.372.1121 FAX 312.372-2098

Stacy H. Winick
Direct Dial:  202 955-7040
SWINICK@BELLBOYD.COM


                                        July 12, 2002



         As counsel for Liberty-Stein Roe Funds Municipal Trust (the "Trust"), we consent to the incorporation by reference of our opinions relating to the respective series of the Trust filed as the following exhibits to the following post-effective amendments ("PEAs") to the Trust's registration statement on Form N-1A, Securities Act File No. 2-99356:

                                                                                                  Exhibit
                                                        Date of           Date of                        to PEA
               Series                                   Opinion           Filing              No.          No.
               ------                                   -------           ------              ---          ---

SteinRoe High-Yield Municipals
     (now named Stein Roe High-Yield
     Municipals Fund)                                 12/20/87           08/30/96           10             21
SteinRoe Intermediate Municipals
     (now named Stein Roe Intermediate
     Municipals Fund)                                 12/20/87           08/30/96           10             21
SteinRoe Intermediate Municipals, Inc.
     (now named Stein Roe Intermediate
     Municipals Fund)                                 07/23/85*          08/30/96           11(a)          21

-----------------------
*Opinion regarding standby commitments

         In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                         Very truly yours,

                                                         BELL, BOYD & LLOYD LLC


                                                         By /s/ STACY H. WINICK